Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Tony Lauro II, Chief Financial Officer of International Money Express, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, that, to my knowledge:
1.the Annual Report on Form 10-K of the Company for the year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 11, 2020

Name:	/s/ Tony Lauro II
Title:	Chief Financial Officer (Principal Financial Officer)